UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2017

Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (540) 984-4141

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)
On May 2, 2017, Shenandoah Telecommunications Company held its annual shareholder meeting.    At the meeting, three directors, as set forth below, were appointed to three year terms, one director, as set forth below, was appointed for a term expiring at the annual shareholders meeting in 2018, and three proposals, one to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017, the second, in a non-binding vote, to approve named executive officer compensation, and the third, in a non-binding vote, to conduct future shareholder votes on named executive officer compensation annually, were approved by shareholders voting by proxy or in person.

(b)	The final voting results with respect to each proposal voted upon at the annual shareholder meeting are set forth below.

Proposal 1:

The Company’s shareholders elected each of the three nominees to the Board of Directors for a three-year term by a plurality of votes cast:

	Votes For	Votes Withheld	Broker Non-Votes

Tracy Fitzsimmons	29,567,267	2,603,766	5,133,272

John W. Flora	31,831,483	339,550	5,133,272

Kenneth L. Quaglio	32,014,882	156,151	5,133,272

Proposal 2:

The Company’s shareholders elected the one nominee to the Board of Directors for a term expiring in 2018:

	Votes For	Votes Withheld	Broker Non-Votes

Leigh Ann Schultz	31,915,931	255,102	5,133,272

There were no abstentions in the elections of directors.

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Proposal 3:

The Company’s shareholders ratified the appointment of KPMG LLP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,341,948	2,934,053	28,304	-

Proposal 4:

The Company’s shareholders approved by advisory vote the compensation paid to the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,335,714	3,667,169	168,150	5,133,272

Proposal 5:

The Company’s shareholders approved by advisory vote “annually” as the frequency of future advisory votes on named executive officer compensation, as set forth below:

Every year	Every two years	Every three years	Abstentions	Broker Non-Votes
26,880,731	252,923	4,653,278	384,101	5,133,272

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD:  On May 2, 2017, Shenandoah Telecommunications Company held its annual shareholder meeting.  The materials attached hereto as Exhibit 99.1 and Exhibit 99.2 were presented at the meeting.  The presentations are also available on the Company’s website.

The presentation may contain forward-looking statements about Shenandoah Telecommunications regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties.  Shenandoah Telecommunications undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K.

99.1	Annual Meeting Presentation Slides
99.2	Annual Meeting Scripts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
(Registrant)

May 3, 2017	/s/ Adele M. Skolits
Adele M. Skolits
Vice President - Finance and
Chief Financial Officer
(Duly Authorized Officer)

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